SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): May 17, 2011
ASHFORD HOSPITALITY TRUST, INC.
(Exact name of registrant as specified in its charter)

MARYLAND (State of Incorporation)	001-31775 (Commission File Number)	86-1062192 (I.R.S. Employer Identification Number)

14185 Dallas Parkway, Suite 1100 Dallas, Texas (Address of principal executive offices)	75254 (Zip code)
Registrant’s telephone number, including area code: (972) 490-9600
Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
Approval of 2011 Stock Incentive Plan
On May 17, 2011, stockholders of Ashford Hospitality Trust, Inc. (the “Company”) approved the 2011 Stock Incentive Plan. This plan is filed herewith as Exhibit 10.1.
ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
(a) The annual meeting of stockholders was held on May 17, 2011. As of March 8, 2011, the record date for the annual meeting, there were 59,419,324 shares of common stock and 7,247,865 shares of Series B-1 Preferred Stock outstanding and entitled to vote together as a single class. At the annual meeting, 63,448,355 shares, or approximately 95% of the eligible voting shares, were represented either in person or by proxy.
At the meeting, the stockholders voted on the following items:
1.	Proposal 1 to elect seven nominees to the Board of Directors to hold office until the next annual meeting of stockholders and until their successors are elected and qualified. The following nominees were elected to the Company’s board of directors (constituting the entire board of directors), with the voting results for each nominee as shown:

		Withheld/	Broker
Name	For	Abstentions	Non-votes

Archie Bennett Jr.	51,915,311	3,937,854	7,595,190
Monty J. Bennett	51,985,953	3,867,212	7,595,190
Benjamin J. Ansell, M.D.	51,604,755	4,248,410	7,595,190
Thomas E. Callahan	51,593,822	4,259,343	7,595,190
Martin L. Edelman	52,010,389	3,842,776	7,595,190
W. Michael Murphy	51,586,639	4,266,526	7,595,190
Philip S. Payne	51,603,100	4,250,065	7,595,190
2.	Proposal 2 to ratify the appointment of Ernst & Young LLP, a national public accounting firm, as the Company’s independent auditors for the fiscal year ending December 31, 2011. This proposal was approved by the votes indicated below:

			Broker
For	Against	Abstain	Non-votes

62,700,095	206,437	541,823	0
3.	Proposal 3 to approve the adoption of a new 2011 Stock Incentive Plan that will allow for issuance of up to 5,750,000 shares of Company common stock. This proposal was approved by the votes indicated below:

			Broker
For	Against	Abstain	Non-votes

32,550,538	22,621,742	680,885	7,595,190

4.	Proposal 4 to hold an advisory vote on executive compensation granted to our named executive officers in 2010. This proposal was approved by the votes indicated below:

			Broker
For	Against	Abstain	Non-votes

50,415,284	4,761,046	676,835	7,595,190
5.	Proposal 5 to hold an advisory vote on the frequency of future advisory votes on executive compensation. The advisory vote on this proposal resulted in an annual vote recommendation as indicated by the voting totals below:

				Broker
Annual	Biannual	Triennial	Abstain	Non-votes

51,126,165	226,938	3,914,519	585,543	7,595,190
Based on these voting results, the Company will hold an advisory vote on executive compensation every year until the next stockholder vote on the frequency of votes on executive compensation. A stockholder vote on the frequency of votes on executive compensation is required to be held at least once every six years.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
     (d) Exhibits

10.1	2011 Stock Incentive Plan

SIGNATURE
Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: May 20, 2011

ASHFORD HOSPITALITY TRUST, INC.
By:	/s/ DAVID A. BROOKS
David A. Brooks
Chief Operating Officer and General Counsel